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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                -----------------


                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 1, 2002



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                               AT HOME CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                      000-22697                77-0408542
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)

                        One Waters Park Drive, Suite 160,           94403
                                  San Mateo, CA                   (Zip Code)
                    (Address of principal executive offices)


                                 (650) 525-2930
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)
                                -----------------



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ITEM 5. OTHER EVENTS

         On May 1, 2002, At Home Corporation ("At Home") filed with the United States Bankruptcy Court for the Northern District of California (the "Bankruptcy Court"), on behalf of itself and its wholly-owned debtor subsidiaries (together, the "Debtors"), the Debtors' proposed Joint Plan of Liquidation (the "Proposed Plan") and the Debtors' proposed Disclosure Statement For Debtors' Joint Plan of Liquidation.

         Under the Proposed Plan, all Senior Claims, including administrative, priority, priority tax and secured claims, are unimpaired or will be paid in full. All other assets and property of the Debtors, as well as all of the Debtors' rights of action against third parties, are to be split between the two primary creditor constituencies in the cases: the holders of the Debtors' subordinated bonds (the "Bondholders") and the Debtors' general unsecured creditors (the "General Unsecured Creditors"). Equity interests and interest related claims are cancelled and receive nothing under the Proposed Plan.

         The Proposed Plan furthers and incorporates an agreement between the Debtors, the official committee appointed to represent the Bondholders and the official committee appointed to represent the General Unsecured Creditors (together, the "Creditors' Committees") for filing and confirming a consensual plan of liquidation for the Debtors. Pursuant to that agreement, the Debtors and the Creditors' Committees agreed to support the consensual plan.

         The hearing on the adequacy of the disclosure statement will be held before the Bankruptcy Court on June 10, 2002 at 10:00 a.m. Once the disclosure statement is approved, the Debtors will solicit votes on the Proposed Plan from its creditors entitled to vote on the Proposed Plan and thereafter seek confirmation of the Proposed Plan before the Bankruptcy Court.

         A copy of the Notice of Hearing on the Disclosure Statement mailed on May 7, 2002 is attached hereto as Exhibit 99.1 and is incorporated herein by reference. In addition, the Bankruptcy Court set July 8, 2002 as the last day to file motions for allowance of administrative claims arising on or before April 1, 2002. A copy of the Notice of the Administrative Claims Bar Date mailed on May 7, 2002 is attached hereto as Exhibit 99.2 and is incorporated herein by reference.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibit.

                  The following exhibits are filed as a part of this report:

Exhibit No.       Description
-----------       -----------

99.1              Notice of Hearing on the Disclosure Statement mailed on May 7,
                  2002.

99.2              Notice of Administrative Claims Bar Date mailed on May 7,
                  2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AT HOME CORPORATION.



                                         By: /s/ Terri Curtis
                                         ---------------------------------------
                                         Terri Curtis
Date: May 7, 2002                        Vice President and Corporate Controller


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                                INDEX OF EXHIBITS

Exhibit No.       Description
-----------       -----------

99.1              Notice of Hearing on the Disclosure Statement mailed on May 7,
                  2002.

99.2              Notice of Administrative Claims Bar Date mailed on May 7,
                  2002.